EXHIBIT 12.(b)
                                                                  --------------

                           CM ADVISERS FAMILY OF FUNDS

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the semi-annual report of the CM Advisers Fund (the "Fund") of CM Advisers Family of Funds on Form N-CSR for the period ended August 31, 2005, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Arnold Van Den Berg, chief executive officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date: October 26, 2005                  By: /s/ Arnold Van Den Berg
                                            ________________________________
                                            Arnold Van Den Berg
                                            Trustee, Chairman, President and
                                            Principal Executive Officer
                                            CM Advisers Family of Funds


     A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

                           CM ADVISERS FAMILY OF FUNDS

                      CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the semi-annual report of the CM Advisers Fund (the "Fund") of the CM Advisers Family of Funds on Form N-CSR for the period ended August 31, 2005, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, James D. Brilliant, chief financial officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date: October 25, 2005                  By: /s/ James D. Brilliant
                                            ________________________________
                                            James D. Brilliant
                                            Trustee, Treasurer and Principal
                                            Financial Officer
                                            CM Advisers Family of Funds


     A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.